February 2022 Investor Presentation

Forward Looking Statements 2 Certain statements contained in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as “may,” “will,” “should,” “expect,” “believe,” “estimate,” “intend,” and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: the early termination or non-renewal of contracts; our ability to successfully respond to governmental requests for proposal; our ability to fulfill our contractual obligations; our ability to identify and successfully complete and integrate acquisitions; our ability to identify and realize the benefits of strategic initiatives; the loss of any of the significant payors from whom we generate a significant amount of our revenue; our ability to accurately estimate the cost of performing under certain capitated contracts; our ability to match the timing of the costs of new contracts with its related revenue; the outcome of pending or future litigation; our ability to attract and retain senior management and other qualified employees; the accuracy of representations and warranties and strength of related indemnities provided to us in acquisitions or claims made against us for representations and warranties and related indemnities in our dispositions; our ability to effectively compete in the marketplace; inadequacies in or security breaches of our information technology systems, including our ability to protect private data; the impact of COVID-19 on us (including: the duration and scope of the pandemic; governmental, business and individuals’ actions taken in response to the pandemic; economic activity and actions taken in response; the effect on our clients and client demand for our services; and the ability of our clients to pay for our services); seasonal fluctuations in our operations; impairment of long-lived assets; the adequacy of our insurance coverage for automobile, general liability, professional liability and workers’ compensation; damage to our reputation by inaccurate, misleading or negative media coverage; our ability to comply with government healthcare and other regulations; changes in budgetary priorities of government entities that fund our services; failure to adequately comply with patient and service user information regulations; possible actions under Medicare and Medicaid programs for false claims or recoupment of funds for noncompliance; changes in the regulatory landscape applicable to Matrix; changes to our estimated income tax liability from audits or otherwise; our ability to meet restrictive covenants in our credit agreement; and the accuracy of our accounting estimates and assumptions. The Company has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law. Non-GAAP Financial Information In addition to the financial results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes EBITDA and Adjusted EBITDA for the Company and its segments, which are non-GAAP financials measures of our Company’s performance. EBITDA is defined by us as income (loss) from continuing operations, net of taxes, or net (income) loss, as applicable, before: (1) interest expense, net; (2) provision (benefit) for income taxes; and (3) depreciation and amortization. Adjusted EBITDA is calculated by us as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization; (2) equity in net (gain) loss of investee; (3) certain transaction and related costs; (4) COVID-19 related costs; (5) asset impairment; (6) management fee; (7) severance expense; (8) integration costs; (9) stock-based compensation; and (10) cash settled equity. Reconciliations of the Non-GAAP financial measures to their most directly comparable GAAP financial measures are included at the end of this presentation. Our non-GAAP performance measures exclude certain expenses and amounts that are not driven by our core operating results and, except with respect to equity in net (income) loss of investee, is expected to be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net gain or loss in equity investee is excluded from Adjusted EBITDA, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, and they may exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

Modivcare Overview 3 At-a-Glance (2)Leading Provider of SDoH Solutions 1996 Year Formed ~5.5K Transportation Providers 50 States Serviced (NEMT, RPM) ~49M Trips / Yr. (Gross) ~28M PF Hours of Care ~30M Lives Managed 174K+ Patients Served (RPM) ~16K Caregivers Revenue (1) Adj. EBITDA (1) $73 $51 $184 $156 $5 $58 $23 $73 $51 $189 $236 2018 2019 2020 PF 2021 NEMT Personal Care RPM ($ in millions) ($ in millions) (1) FY 2021 figures are pro forma for the acquisitions of Simplura, CareFinders and VRI; please refer to Appendix for a reconciliation of GAAP to non-GAAP figures (2) Pro forma for the acquisitions of Simplura, VRI and CareFinders $1,385 $1,510 $1,315 $1,484 $54 $638 $61 $1,385 $1,510 $1,369 $2,183 2018 2019 2020 PF 2021 NEMT Personal Care RPM ▪ Modivcare provides critical supportive care solutions that address the social determinants of health (“SDoH”), serving healthcare’s most vulnerable populations ‒ Largest non-emergency medical transportation (“NEMT”) provider ‒ Leading provider of personal care in the home ‒ Industry-leading provider of remote patient monitoring (“RPM”) solutions ‒ Developing an innovative meal delivery offering

Modivcare’s one-of-a-kind supportive care platform ▪ Solutions that comprehensively address the social determinants of health ▪ Technology-enabled and high-touch across our solutions ▪ Serving 30 million Medicaid and Medicare Advantage members ▪ Real-time, actionable member data and insights that help bend the cost curve and promote early interventions to improve outcomes ▪ Core competency in risk management and capitation that enables value-based care offerings Modivcare’s Supportive Care Platform 4 Modivcare expects to be the one-stop shop for improving health outcomes and elevating the patient experience through its holistic suite of supportive care solutions

Vision: Own The Last Mile Through Technology-Enabled Services 5

MCO / State Agency Case Manager Case manager focuses on clinical and supportive care services for members and serves as primary referral source for Modivcare services ▪ To the Member ‒ Single point of contact for members to place, schedule, edit, cancel or track their orders for services like food delivery and NEMT ‒ Navigation of options to help members understand their benefits and options, and provide easy access to services ‒ Tailoring of the offerings to cater to unique circumstances of every member, and pro-actively identify and address their needs ▪ To the Case Manager ‒ Single point of contact for case managers to streamline management of multiple supportive care services vendors ‒ Enhanced member engagement by interacting with members at multiple touchpoints, ensuring they stay connected 6 Coordinated Care Process Superior Value Proposition From Integrated Supportive Care Integrated Care - Value Proposition Modivcare’s Home solutions all flow through the same referral source: case managers Payor assigns case manager to member post clinical event Remote Monitoring Modivcare’s supportive care offerings built around the case manager create meaningful cross-selling opportunities Member Personal Care Home-Delivered Meals Non-Emergency Transportation 1 2 3 Modivcare coordinates services, gets and transmits member insights from supportive services to the case manager Members can navigate multiple supportive care benefits with single point-of-contact at Modivcare 4

Operators With a Track Record of Excellence 7 Team Member Prior Experience DANIEL E. GREENLEAF PRESIDENT & CEO HEATH SAMPSON CHIEF FINANCIAL OFFICER WALT MEFFERT CHIEF INFORMATION OFFICER JASON ANDERSON PRESIDENT, MODIVCARE HOME JODY KEPLER CHIEF COMPLIANCE OFFICER KENNETH SHEPARD VP, CHIEF ACCOUNTING OFFICER JONATHAN BUSH SVP, GENERAL COUNSEL Team Member Prior Experience GROVER WRAY CHIEF HUMAN RESOURCES OFFICER

Business Units

Modivcare's Newly Re-Aligned Divisions

modivcare | Home

- Personal Care – Leading provider of non-medical personal care services (PCS) to seniors and disabled adults; $55B market growing to $100B (1)
- Remote Patient Monitoring – Second largest RPM company serving healthcare clients with Connected Devices and Data-Driven Member Engagement; $9B market growing at +10% (2)
- Meal Delivery – Innovative meal delivery program with a national foodservice provider; $9B market growing to $15B (3)

PCS Payor Mix


Other
Private Pay
7%
5%
88%
Medicaid

RPM Payor Mix


Private Pay
Care Partners
8%
10%
25%
57%
Medicaid
Medicare Advantage

By The Numbers (5)	~28M	174K+	$638M	$61M
	PF PCS Hours	RPM Clients	PF PCS Rev	PF RPM Rev

modivcare | Mobility

- NEMT – Largest non-emergency medical transportation manager, serving a $6B market growing to $14B (4)
  - Enables eligible members whose limited mobility or financial resources hinders their ability to access necessary healthcare and social services
  - Partners with State Agencies and Managed Care Organizations, with long-term relationships and strong retention rates

Payor Mix


Medicare Advantage
Both
15%
1%
85%
Medicaid

Contract Type


Other
12%
88%
Capitated (PMPM)

By The Numbers (5)	~30M	~49M	$1.5B
	Lives Managed	Gross Trips / Yr.	Revenue

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation.
(1) Represents 2019-2024 Personal Care Services market growth; (2) Represents 2020 Remote Monitoring Core Serviceable Market and CAGR through 2025; (3) Represents Nutritional Meal Delivery addressable market growth through 2024;
(4) Represents 2021 market plus $4B Medicare Advantage market opportunity and $6B Adjacent NEMT market opportunity (5) Figures are pro forma for acquisitions of Simplura, CareFinders, and VRI, for FY 2021 modivcare
9

modivcare | Home: Personal Care

- Acquired Simplura Health Group in November 2020, one of the largest operators of personal care in the home in the Northeast U.S., and acquired CareFinders in September 2021, the leading personal care operator in New Jersey
- Provides non-medical home care services to patient populations, including seniors and disabled adults, in need of care monitoring and assistance performing activities of daily living
- Large scale operations in 7 states through a collection of locally known and trusted brands
- High customer retention rates and low employee turnover vs. industry average
- Care is moving to the home – lower costs, better quality of life, favorable health outcomes
- $55 billion fragmented market and growing [1]

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation
(1) 2019 PCS market per McKinsey research; (2) FY 2021 pro forma for Simplura and CareFinders acquisitions;
(3) Represents actual hours of service, in thousands

Geographic Footprint and Revenue by State [2]



Multicultural HOME CARE
CAREFINDERS TOTAL CARE
CAREGIVERS AMERICA
All Metro HEALTH CARE



WV+FL
CT 3%
MA
4%
6%
NJ
19%
34%
NY
34%
PA

By the Numbers [2]

~28M PF Hours of Care	~16K Caregivers
$638M PF Revenue	~20K Patients

Personal Care Hours [3]



4,627
4,629
5,075
6,857
1Q21
2Q21
3Q21
4Q21

modivcare
10

modivcare | Home: Remote Patient Monitoring

- Acquired VRI in September 2021, a national leader in Remote Patient Monitoring solutions to the elderly and chronically ill on behalf of healthcare payors
- Offers a comprehensive suite of technology enabled in-home services including Personal Emergency Response Systems **("PERS"), Chronic Condition Monitoring,** and Data-Driven Member Engagement / Insights Solutions
- Differentiated and outcomes-driven service model incorporating a device agnostic approach with 250+ integrated devices
- **Actively monitor 174K+ health plan members ("clients")** in two 24/7 Care Centers leveraging proprietary technology and data analytics
- Diverse base of customers across multiple end markets including Medicare Advantage, Medicaid, and Health Systems / Distributors ("Care Partners")

Multi-Faceted Solution Offering

Emergency Response	Chronic Condition Monitoring	Member Engagement / Insight
Mobile PERS	Vitals Monitoring	Engage
In-Home PERS	Medication Management	Educate Empower (E3)

By the Numbers (1)

$61M PF Revenue	$23M PF Adj. EBITDA
38% Adj. EBITDA Margin	Mid-Teens LT Targeted Revenue CAGR

Average Clients (2)



154
164
171
173
1Q21
2Q21
3Q21
4Q21

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation
(1) Represents FY 2021 pro forma for the VRI acquisition; (2) Represents average active total clients, in thousands, pro forma for the VRI acquisition modivcare

11

modivcare | Home: Meal Delivery

- Modivcare is currently developing an innovative meal delivery program offering food for insecure patients
- Unique **opportunity for Modivcare to leverage "last mile"** presence as well as our:
  - Channel expertise
  - Logistical expertise
  - Technology platform
  - Strong customer relationships
- ~30 proof of concepts and 2+ million meals delivered to date
- Partnering with a food service provider to maintain asset light model, creating an opportunity for joint ventures and significant upselling opportunities
- Medicare Advantage plans are increasingly offering meal-related supplemental benefits

Large and Growing Addressable Market (1)


$15B
2024E
$9B
Today

$9B market growing ~19% annually to $15B by 2024

(1) 2021 Nutritional Meal Delivery market per McKinsey research modivcare

12

▪ Modivcare provides NEMT services for patients whose limited mobility or financial resources hinders their ability to access necessary healthcare and social services ▪ Contracted with State Agencies (45% of 2021 revenue), and Managed Care Organizations (55% of 2021 revenue), with retention rates greater than 90% ▪ Currently undergoing operational transformation to modernize and automate NEMT functions in order to elevate member experience and transform into the lowest-cost provider 13 85% 15% 85% 15% 1% Revenue Breakdown (2) By Funding Source By Contract Type Medicare Advantage Medicaid Capitated (PMPM) Other By the Numbers (2) Estimated U.S. NEMT Market Share (1) Other/ Fragmented ~11% ~5% ~4% ~40% ~40% 50 States Serviced ~30M Lives Managed ~5.5K Transportation Providers ~49M Trips / Yr. (Gross) (1) Company estimates, based on 2019 market size; (2) Represents FY 2021; (3) Represents average monthly verified paid trips, in thousands; (4) Represents average monthly Members, in thousands Both Mobility: NEMT NEMT Monthly Paid Trips (3) 2,206 2,219 2,309 2,359 28,500 29,000 29,500 30,000 30,500 31,000 1Q21 2Q21 3Q21 4Q21 Members(4) 30,447 29,756 29,387 30,032

Investment Highlights

Investment Highlights 15 • Market Leading Service Offering • Broadened Addressable Market Through Expanded Solutions Offering • Compelling Value Proposition to Payors • Diversified Growth Strategy • Differentiated Healthcare Mobility Offering • Opportunity to Monetize Equity Investment in Matrix 1 2 3 4 5 6

Market Leading Service Offering 16 1 Remote Patient MonitoringNEMT Personal Care ~40% ~40% 2% Other Other 20-24% 10-12% 8-10% 54-62% ~5% ~4% ~11% Other 98% ✓ Transportation ✓ Meal delivery (in development) ✓ Personal hygiene ✓ Dressing ✓ Meal preparation ✓ Adherence ✓ Personal emergency response ✓ Vitals / chronic condition monitoring ✓ Medication management ✓ Health plan member engagement #1 Market Share (1) Leading Provider #2 Market Share (2) (1) Company estimates, based on 2019 market size (2) Represents Medicaid – PERS, Source: LEK +

Broadened Addressable Market Through Expanded Solutions Offering 17 2 Modivcare has expanded its solution offerings significantly over the past several years, resulting in a ~$90 Billion Total Addressable Market opportunity (1) 2019 PCS market per McKinsey research; (2) Serviceable market: spending potential on RPM, reflecting truly addressable population and 100% penetration in the market. Source: LEK; (3) 2021 nutritional meal delivery market per McKinsey research; (4) Adjacent NEMT market opportunities (e.g., Workers Comp, VA, Retirees) per McKinsey research; (5) RSM and Company estimates; (6) 2021 NEMT market per Company estimates, public data and reports (including KFF, CMS, MACPAC), Redwood Advisors analysis;; (7) Represents FY 2021, pro forma for the acquisitions of Simplura, CareFinders and VRI PF Modivcare Revenue (7) Existing U.S. NEMT Market (6) Add ~$4B for Medicare Advantage Growth in NEMT (5) Add ~$55B for Personal Care Services Market (1)$90.8B $35.8B Add ~$9B for RPM Total Serviceable Market Opportunity (2) Add $9B for Nutritional Meal Delivery Market (3) Add ~$6B for Adjacent NEMT Market Opportunities (4) $26.8B $17.8B $2.2B $5.8B $11.8B

Compelling Value Proposition to Payors 18 3 Removes transportation as a barrier to care and a way to improve Social Determinants of Health Facilitates “aging in place” in lower cost settings (patients homes), over higher cost institutional settings Provides increased connectivity inside of the patient’s home, and access to unique patient data and information to close gaps in care and increase patient engagement Focus on value-based care solutions and outcomes that drive lower comprehensive cost of healthcare Leverage data analytics to produce actionable insights to drive proactive patient interventions Promotes better patient outcomes through innovative supporting care solutions that improve quality of care Integrated supportive care model that expands access to care, enhances quality of care and reduces costs

Diversified Growth Strategy 19 4 Addition of strategic platforms advances broader technology and data strategy Provide High Quality Supportive Care to At-Risk Populations Strategic Expansion of “one-stop shop” SDoH solution offering Advance Broader Technology Strategy Capitalize on Evolving Medicare Advantage Momentum ▪ Drive organic growth with existing customers and patients through enhanced breadth of services, expanded payor and referral source relationships, and de novo sites (personal care) ▪ Continue to allocate capital efficiently to generate strong free cash flows ▪ Comprehensive integrated solutions offering as the leading provider of SDoH support services and solutions ▪ Opportunities to acquire additional personal care operators, and potential to partner and/or acquire providers of behavioral care services ▪ Leverage proprietary technology and analytics infrastructure to synthesize member data and gain insights to drive increased member engagement ▪ Utilize real time, actionable member data and insights to bend the cost curve and promote early interventions to improve outcomes ▪ Massive market opportunity and well-established momentum in a number of MA plans offering transportation, remote monitoring, meal delivery, and personal care benefits ▪ Drive value from member engagement, leveraging increasing demand for data and frequent engagement to drive measureable outcomes for MA plans, as part of value-based care

⑤ Differentiated Healthcare Mobility Offering

		modivcare	Rideshare
Operations	Claims Processing	●	○
	Contact Center Operations	●	○
	NEMT Driver Training / Credentialling	●	◔
Level of Service	Ambulatory (Curb to Curb)	●	◑
	Assisted (Door to Door)	●	◔
	Wheelchair / Stretcher	●	◔
Contracted Payor Types	Medicaid Programs	●	◔
	Medicare Advantage Programs	●	◔
	Health Systems and Providers	◑	◑
Technology	Consumer/Driver Technology Interface	◕	●
	Open API Software Integration	●	◑
Network Depth	Suburban / Rural Network	●	◑
	Urban Network	◕	●
	On-Demand	◔	●
	Scheduled	●	◔

Commentary

Modivcare is a full-service NEMT broker, providing a full suite of operating capabilities directly to payors and providers.

Modivcare's drivers receive comprehensive NEMT training before being allowed to deliver rides in our network.



Modivcare's network of drivers are fully equipped to assist members for all levels of service.

Modivcare serves the largest Medicaid and Medicare Advantage customers in the U.S. with its full-service NEMT offerings.

Modivcare offers a complete range of contracts for our customers, including capitated, fee for service and administrative.

Modivcare has built out a robust member and driver app, while also providing an open API framework for transportation providers to tie into its technology infrastructure and route management systems.

Modivcare has a national network of transportation providers which deliver advance notice trips across all regions.

Modivcare is the leader in advance-notice scheduled trips and is bolstering its multi-modal on demand network.

modivcare

20

▪ National network of community-based clinicians who deliver in-home and on-site services ▪ Advanced engagement approach, help payors manage risks and close care gaps ▪ Modivcare owns a 43.6% minority stake in the Company ‒ Represents additional “hidden” value not reflected in Modivcare’s reported adjusted EBITDA ▪ Peer market multiples imply significant value- creation potential in a monetization scenario 21 Business Segments By the Numbers (1) ▪ CLIA-certified and CAP-accredited laboratory that provides diagnostic services and clinical testing support ▪ Provides seniors and other at-risk individuals with high quality of care, improved health outcomes, and identify chronic conditions ▪ Design custom workplace health solutions and providing testing, tracing, and clinical care solutions ▪ Rapid and scalable decentralized trial solutions to reach broad and diverse trial participant populations $398M Revenue $67M Adj. EBITDA 3,750 Clinicians 43.6% Ownership (1) Represents FY 2021 Opportunity to Monetize Equity Investment in Matrix5

Financial Summary

$321 $399 $454 $474 $493 $576 $59 $52 $50 $53 $44 $58 $20 $40 $60 $80 $100 $120 $0 $100 $200 $300 $400 $500 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 ▪ Modivcare has generated consistent operating growth and margins on a quarterly basis ▪ Revenue and adj. EBITDA growth over the last several quarters, including the COVID-19 pandemic period, demonstrating resilience of the business ▪ Stable revenue base characterized by strong client retention rates over the last several years, underscoring the stickiness of Modivcare’s solutions ▪ Asset-light business model with minimal capital needs Attractive Financial and Growth Profile 23 Recent Financial Performance Minimal Capital Expenditures ($ in millions) 13.0% 11.0% 11.2% 9.0%Margin: 18.5% 10.0% $3 $7 $5 $3 $6 $7 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1.9% 1.2% 0.6% 1.2% % of Sales: 0.8% 1.2% ($ in millions) Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation

$1,314.7 $1,483.7 $54.0 $495.6 $17.6 $1,368.7 $1,996.9 2020 2021 $184.4 $155.7 $4.8 $42.4 $7.0 $189.2 $205.0 2020 2021 Revenue ▪ Revenue growth was primarily driven in the personal care segment through the acquisitions of Simplura and CareFinders ▪ NEMT revenue also increased due to higher trip volume when compared to 2020, as trip volume in 2020 was depressed due to the impact of COVID-19 Adjusted EBITDA ▪ Adjusted EBITDA increased in 2021 due to the acquisitions of Simplura, CareFinders and VRI ▪ The increase in Adjusted EBITDA was partly offset by the impact from higher NEMT expenses due to more normalized trip volumes and higher costs per trip Notable Events ▪ In August, issued $500M of 5.00% senior unsecured notes due 2029 to finance recent acquisitions ▪ In September, completed the acquisitions of CareFinders and VRI Fiscal Year 2021 Financial Review 24 Revenue Adj. EBITDA ($ in millions) ($ in millions) 46% 8% NEMT Personal Care VRI Note: Financial results represent actual reported results for 2020 and 2021

Financial Summary and Long-Term Objectives

Pro Forma Financials & Business Mix

Pro Forma Revenue[1]

($ in millions)


Remote Monitoring
3%
Personal Care
29%
$2,183
68%
NEMT

Pro Forma Adj. EBITDA[1]

($ in millions)


Remote Monitoring
10%
Personal Care
24%
$236
66%
NEMT

Long-Term Financial Objectives

Reiterating our long-term objectives for a post-COVID environment

	NEMT	Personal Care	Remote Monitoring
Revenue Growth[2]	Mid-Single Digit %	High-Single Digit %	Mid-Teen %
EBITDA Margins	7% - 10%	10% - 12%	Mid-30%

Note: See Appendix for presentation of Non-GAAP to GAAP reconciliation
(1) Pro forma for acquisitions of Simplura, CareFinders, and VRI, and pre-acquisition estimated synergies of $3.0mm. Figures may not sum up due to rounding
(2) Revenue growth excluding the impact from acquisitions. (3) Historical enrollment figures, in millions modivcare

25

Appendix

Non-GAAP Reconciliation

Reconciliation of Adjusted EBITDA of Modivcare

(dollars in thousands)	FY 2018	FY 2019	3Q20	4Q20	FY 2020	1Q21	2Q21	3Q21	4Q21	FY 2021
Net income	$18,228	($4,953)	$38,920	($2,905)	$89,614	$18,879	$13,759	($7,462)	($31,465)	($6,289)
Provision (benefit) for income taxes	4,684	(573)	11,960	5,626	22,356	6,200	5,975	(3,679)	232	8,729
Interest expense, net	1,783	850	379	15,481	17,599	8,423	8,287	17,702	14,669	49,081
Depreciation and amortization	15,813	16,816	7,301	8,984	26,183	12,239	11,820	12,608	20,331	56,998
Reported EBITDA	$40,508	$12,140	$58,560	$27,186	$155,752	$45,741	$39,841	$19,169	$3,767	$108,519
1 Stock-based compensation	8,993	5,414	1,139	929	3,776	1,150	1,416	1,217	1,010	4,793
2 Cash settled equity	-	-	2,894	9,180	16,071	2,094	4,452	2,599	20	9,165
3 Equity in net (gain) loss of investees	6,158	29,685	(7,925)	2,734	(6,411)	(4,687)	(451)	6,563	36,826	38,250
4 Restructuring and related charges	11,546	6,691	969	2,901	6,179	3,645	4,483	3,087	9,970	21,185
5 Transaction costs	7,231	2,693	3,579	7,919	12,619	3,673	3,478	11,285	7,152	25,588
6 COVID-19 related costs	-	-	118	855	1,204	(1,511)	(136)	394	(1,239)	(2,492)
Total adjustments	$33,928	$44,483	774	24,518	33,438	4,364	13,242	25,145	53,739	96,489
Adj. EBITDA	$74,436	$56,623	$59,334	$51,704	$189,190	$50,105	$53,083	$44,314	$57,506	$205,008

Notes to Reconciliation of Adjusted EBITDA – Modivcare

1. Stock-based compensation: Stock-based compensation provided to employees and non-employee directors under the Company's 2006 Long-Term Incentive Plan
2. Cash settled equity: Adjusted EBITDA for the years ended December 31, 2020 and December 31, 2021 was recast to show the impact of stock-based compensation and cash settled equity, which the Issuer is now including, as of the second quarter ended June 30, 2021, for purposes of this calculation
3. Equity in net (gain) loss of investees: The Company's share of net (gain) loss in Matrix, in which it has a 43.6% non-controlling interest. The investment in Matrix is accounted under the equity method of accounting
4. Restructuring and related charges: Restructuring and related charges in 2020 include severance and office close costs of $2.930mm and professional fees for strategic initiatives of $3.249mm. For 2019 costs include organizational consolidation costs of $4.027mm, severance costs of $1.673mm, and professional services of $0.991mm
5. Transaction costs: Transaction costs in 2021 include fess incurred in the acquisitions of CareFinders and VRI. Transaction costs in 2020 include fess incurred in the acquisitions of Simplura and National MedTrans. Transaction costs in 2019 include certain transaction-related expenses and Circulation MIP costs
6. COVID-19 related costs: Additional costs required for health and safety precautions due to COVID-19, less grant income due to COVID-19 modivcare

27

Selected Pro Forma Information

Pro Forma Consolidated Revenue

(dollars in thousands)	Twelve Months Ended Dec 31, 2021
Consolidated Reported Revenue	$1,996,892
CareFinders Reported Revenue (Pre-Acquisition)	138,435
CareFinders Acquired Revenue (Pre-Acquisition)	4,028
VRI Reported Revenue (Pre-Acquisition)	43,314
Consolidated Pro Forma Revenue	$2,182,670

Pro Forma Consolidated Adj. EBITDA

(dollars in thousands)	Twelve Months Ended Dec 31, 2021
Consolidated Reported Adj. EBITDA	$205,008
Pre-acquisition Adj. EBITDA (CareFinders)	15,164
Pre-acquisition Adj. EBITDA (VRI)	16,284
Consolidated Pro Forma Adj. EBITDA	$236,456

Note: Represents Modivcare consolidated performance pro forma for CareFinders and VRI financial performance prior to acquisition

Pro Forma Personal Care Segment Revenue

(dollars in thousands)	Twelve Months Ended Dec 31, 2021
Modivcare Personal Care Revenue	$495,579
CareFinders Reported Revenue (Pre-Acquisition)	138,435
CareFinders Acquired Revenue (Pre-Acquisition)	4,028
Personal Care Pro Forma Revenue	$638,043

Pro Forma Personal Care Segment Adj. EBITDA

(dollars in thousands)	Twelve Months Ended Dec 31, 2021
Modivcare Personal Care EBITDA	$38,349
Restructuring and related charges	$304
Transaction costs	$6,930
Stock-based compensation	18
COVID-19 related costs, net of grant income	(3,211)
Modivcare Personal Care Adj. EBITDA	42,390
CareFinders Adj. EBITDA (Pre-Acquisition)	15,164
Personal Care Pro Forma Adj. EBITDA	$57,554

Note: Represents CareFinders standalone performance based on Quality of Earnings report prior to acquisition by Modivcare which closed on September 14, 2021

Pro Forma Remote Patient Monitoring Segment Revenue

(dollars in thousands)	Twelve Months Ended Sep 30, 2021
Modivcare Remote Patient Monitoring Revenue	$17,617
VRI Revenue (Pre-Acquisition)	43,314
Remote Patient Monitoring Pro Forma Revenue	$60,931

Pro Forma Remote Patient Monitoring Segment Adj. EBITDA

(dollars in thousands)	Twelve Months Ended Dec 31, 2021
Modivcare Remote Patient Monitoring EBITDA	$6,241
Transaction Costs	721
Modivcare Remote Patient Monitoring Adj. EBITDA	6,962
VRI Adj. EBITDA (Pre-Acquisition)	16,284
Remote Patient Monitoring Pro Forma Adj. EBITDA	$23,246

Note: Represents VRI standalone performance based on Quality of Earnings report prior to acquisition by Modivcare which closed on September 22, 2021 modivcare

28

Non-GAAP Reconciliation – Matrix 29 (1) Modivcare accounts for its proportionate share of Matrix's results using the equity method. Matrix's Adjusted EBITDA is not included within Modivcare's Adjusted EBITDA in any period presented

Overview of Modivcare's Major NEMT Contract Types

	Category	% of revenue	Description	Rights to Revenue: Revenue Model	Rights to Revenue: Amount Invoiced
Capitated	Full-Risk	85%	Modivcare receives a fixed payment per month for each member ("PMPM" or "per member per month"); those PMPM fees remain the same regardless of how many or how few times the member utilizes Modivcare's services (usage) and how much cost is incurred in providing those services (fulfillment costs)	Membership X contractual PMPM	Membership X contractual PMPM
Capitated	Reconciliation	85%	Similar to Capitated at-risk contracts; however, total fees are trued up if actual costs incurred deviate outside of predefined boundaries. This type of contract is typically used on a temporary basis during the early stage of a contractual relationship (i.e., before Modivcare and the customer have sufficient experience to form expectations of utilization / cost)	Membership X applicable contractual PMPM (1)	Membership X contractual PMPM
Capitated	Fixed Fee	85%	Modivcare receives a fixed fee at contract inception as defined in the contract; fee is not subject to true-up	Annual fixed fee / 12 months	Annual fixed fee / 12 months
Other	Fee-for-service	15%	Modivcare receives a fixed fee for each service it performs; this fee constitutes costs incurred plus an agreed-upon margin	Verified paid costs + estimated costs incurred + contractual markup	Verified paid costs + contractual markup
Other	Administrative services only (ASO)	15%	Modivcare receives an administrative fee as specified in the customer contract and embedded in a PMPM; in most cases, Modivcare pays vendors (i.e., within the Modivcare network) on behalf of the customer and invoices the customer for those costs plus an agreed-upon fee	Verified paid costs + estimated costs incurred + (membership X PMPM admin fee)	Verified paid costs + (membership X PMPM admin fee)

(1) Reconciliation contracts specify various PMPM rates Modivcare should apply depending on the amount of costs incurred modivcare

30

▪ Our top priority is protecting the health and safety of teammates, transportation partners and members ▪ We have innovated our services to meet evolving needs during the pandemic ‒ Providing members with access to food ‒ Transport of healthcare professionals ▪ We are supporting our transportation providers ‒ Financial assistance program ‒ Waivers on timely filing ▪ We are well positioned to withstand the storm ‒ Essential services ‒ Risk mitigation program in place ‒ Short-term benefit from lower member utilization – capitated contracts ‒ Increase in Medicaid enrollment COVID-19 Response 31

14 16 17 18 19 20 22 23 28 30 32 35 38 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 ▪ Medicaid enrollment increasing 5-10% near term ▪ Medicare Advantage (“MA”) market projected to grow from ~$400M today to $4B+ over next decade ▪ Rapidly aging population is expected to drive increased demand for NEMT services as age 65+ members seek more community- based care, such as day-care facilities ▪ Increased emphasis on SDoH ▪ Focus on value-based care and outcomes that drive lower comprehensive cost of health care ▪ Biden administration stance on tackling inequality in healthcare ▪ Formal enactment of essential Medicaid benefit covering NEMT (December 2020) Multiple Market Tailwinds Driving Growth for NEMT 32 Medicaid Expenditures (1) Medicare Advantage Enrollment (2) (lives in millions) $402 $629 ~$1,000 2010A 2018A 2026E ($ in billions) Beneficiaries: (lives in millions) ~55 ~73 ~82 (1) Centers for Medicare & Medicaid Services (2) Medicare Advantage membership from KFF and Medicare Advantage members with NEMT benefits from Health Affairs

$2,882 $1,512 $1,415 $388 $189 Hospital LTACH IRF SNF Homecare Personal Home Care is a Highly Compelling Industry Opportunity 33 Home health is supported by positive demographic trends and is well positioned for value-based care as the lowest cost care setting 65-85 Years Old U.S. Population Medicaid LTSS Spend by HCBS vs Institutional Daily Average Number of U.S. Population Turning 64 Years Old Daily Cost of Care by Setting 5.5 5.5 5.8 6.2 7.2 7.3 9.8 9.3 9.6 10.2 10.8 11.3 11.3 11.6 11.4 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028 (thousands) (millions) 49 56 73 81 86 95 2016 2020E 2030E 2040E 2050E 2060E % of Population 15% 17% 21% 22% 22% 23% ~95% Cost Savings 73% 65% 57% 51% 43% 27% 36% 43% 49% 57% 2000 2004 2008 2012 2016 Institutional LTSS Home and Community-Based Services Baby Boomers Begin Turning 65 Source: Wall Street research, U.S. Census Bureau, U.S. Government Accountability Office, Centers for Medicare and Medicaid Services

Significant Growth Opportunity through Medicare Advantage and Medicaid 34 Multiple tailwinds driving demand for VRI’s solutions in MA and Medicaid patient populations ▪ Increasing desire of seniors & individuals to “age-in-place” ▪ Expanding insurance coverage ▪ Shifting focus to value-based care models ▪ Increased chronic disease prevalence ▪ Decreasing stigma for technology ▪ COVID-19 56 65 73 787 8 9 12 63 73 82 90 2020E 2025E 2030E 2035E Age 65-85 Age 85+ 11 16 20 23 2010 2014 2018 2020 133 171 2005 2030E Growing Senior Population (in millions) Growing Medicaid and MA Enrollment (in millions) Increasing Prevalence of Chronic Conditions (in millions) Positive Market Trends Are Expected to Increase Adoption In c re a s in g L e v e l o f Im p a c t U.S. Population with Chronic Disease 26 42 53 67 2010 2014 2018 2020 Managed Medicaid Medicare Advantage Sources: LEK, Administration on Aging: Profile of Older Americans, Kaiser Family Foundation, AARP, Population Reference Bureau